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                                                                EXHIBIT 10.12




                              SECURITY AGREEMENT

        1. Grant of Security Interest. Erzinger Equipment, Inc., 4303 Bi-State Industrial Drive, St. Louis, MO 63128, a Missouri corporation (the "Debtor"), in order to induce SOUTHWEST BANK OF ST. LOUIS, 2301 South Kingshighway, St. Louis, Missouri 63110-3498 (the "Bank") to extend certain financial accommodations and in consideration thereof and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby transfers, assigns, and grants to Bank a continuing and irrevocable security interest and general lien in and to all of the following property and rights of Debtor:

          (a) All accounts, accounts receivable, other receivables, leases and lease payments, contract rights, chattel paper, instruments and documents, and notes; any other obligations or indebtedness owed to Debtor from whatever source arising; all rights of Debtor to receive any performance or any payments in money or kind; all guaranties of the foregoing and insurance policies and proceeds relating thereto, and all rights of Debtor as an unpaid seller of goods and services, including, but not limited to, the rights to stoppage in transit, replevin, reclamation, and resale; and all of the foregoing whether now owned or existing or hereafter created or acquired or arising. The rights and property described in this Section 1(a) are referred to herein collectively as the "Accounts Collateral."

          (b)    All inventory (including without limitation all
                 goods, merchandise, raw materials, goods in process, finished goods, findings or component materials, and all supplies, incidentals, goods, office supplies, packaging materials, and any and all goods or items used or consumed in the operation of the business of Debtor or which contribute to the finished products or to the sale, promotion and shipment thereof, without exception) now owned or hereafter acquired by Debtor and held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in Debtor's business and all documents of title evidencing any part of any of the foregoing accounts, contract rights, notes, drafts, acceptances, instruments and chattel paper, all returned or repossessed goods arising from or relating to any contract rights, accounts or other sale or disposition of inventory all wherever located; as well as products, accessions and all cash and non-cash proceeds, immediate or remote, of any sale or other disposition of any of the foregoing. The rights and property described in this Section 1(b) are referred to herein collectively as the "Inventory Collateral."
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          (c)    All now owned or hereafter acquired equipment,
                 computers, including hardware and software, machinery, furniture, furnishings, fixtures, tools, aircraft, vessels and vehicles of every kind and description, all parts and accessories for and relating to all of the foregoing, together with the products of all of the foregoing and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering all of the foregoing, all property received wholly or partly in trade or exchange for all of the foregoing, and all rents, revenues, issues, profits, accessions, proceeds arising from the sale, lease, rent, license, encumbrance, collection, use or any other temporary or permanent disposition of, all of the foregoing or any interest therein. The rights and property described in this Section 1(c) are referred to herein collectively as the "Equipment Collateral."

          (d) All choses in action and causes of action, general intangibles and all other intangible personal property of Debtor of every kind and nature now owned or hereafter acquired by Debtor or arising, including, without limitation, corporate or other business records, all books, ledgers, books of account, records, writings, data bases, information and other property of Debtor, inventions, designs, blueprints, plans specifications, patents, patent applications, service marks, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, tax refund claims, insurance proceeds thereof, pension and insurance surpluses, and any letter of credit, guarantee, claim, security interest or other security held by or granted to Debtor to secure payment by an account debtor of any of the accounts of Debtor. The rights and property described in this section 1(d) are referred to herein as the "General Intangibles Collateral".

                 In addition to, and not by way of limitation of, the grant of a security interest in service marks, trademarks and patents set forth above Debtor hereby, effective upon the occurrence of a default under this Agreement and upon the written demand of Bank, assigns, grants, sells, conveys, transfers title to and sets over to Bank for the benefit of the Bank all of Debtor's right, title and interest, whether now or hereafter existing or acquired, in and to such service marks, trademarks and patents.

          (e) All products and proceeds of all of the foregoing and all additions and accessions to, replacements


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               of, insurance condemnation proceeds of, and documents covering all of the foregoing, all property received wholly or partly in trade or exchange for all of the foregoing, and all rents, revenues, issues, profits cash or non-cash, proceeds and accessions arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of, all of the foregoing or any interest therein (the "Proceeds").

     The Accounts Collateral, Inventory Collateral, Equipment Collateral, General Intangibles Collateral and Proceeds are collectively referred to herein as the "Collateral".

     2.    Proceeds.   The security interests granted Bank in any proceeds or
other property arising out of the disposition of the Collateral and anything contained herein or in any financing statement shall not be deemed permission or assent by the Bank to any sale or disposition of the Collateral except to the extent expressly provided herein.

     3. Indebtedness Secured. The security interest granted hereby is to secure payment in full of (i) any and all sums from time to time due from Debtor to the Bank, any instruments evidencing the indebtedness of Debtor to the bank and the full and complete performance of all agreements and documents executed or delivered pursuant to any indebtedness due from Debtor to the Bank all as same may be amended, modified or extended from time to time, (ii) any other indebtedness of Debtor, whether evidenced by instruments executed by Debtor or not, payable and owing to the Bank as provided by the terms of any such instrument (iii) all advances made by the Bank to discharge taxes or levies on, or made for repairs to, maintenance of, or insurance of, the Collateral, (iv) all money or other credit heretofore and hereafter advanced by the Bank to or for the account of Debtor, (v) all other present or future, direct or contingent, liabilities of Debtor to the Bank of any nature whatsoever and (vi) all costs and expenses incurred in the collection of the foregoing, including representation in any bankruptcy proceedings, including attorney's fees.

     It is the true, clear, and express intention of the Debtor that the continuing grant of this security interest remain as security for payment and performance of the indebtedness secured hereby, whether now existing, or which may hereinafter be incurred, or whether or not contemplated by the parties at the time of the granting of this security interest. The notice of the continuing grant of this security interest, therefore, shall not be required to be stated on the face of any document representing any such indebtedness, nor otherwise identify it as being secured hereby; and if such indebtedness shall remain, or become that of less than all of the Debtors herein, any Debtor not liable therefrom hereby expressly hypothecates his, her, its, or their ownership interest in the collateral to the extent required to satisfy said

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Indebtedness, without restriction, or limitation. Any such Indebtedness shall be deemed to have been made pursuant to Section 400.9-204(5) of the Uniform Commercial Code of Missouri.

     4. Debtor's Name and Place of Business. Debtor's name and address indicated in Section 1 hereof are the sole name and business address of Debtor and Debtor shall not change its name or address nor establish any other name(s) or addresses without the Bank's prior written consent.

     5. Collateral Use. The Collateral shall be kept in good order and repair and Debtor will not permit waste or do anything to impair the value of the Collateral or any part thereof or use or permit others to use the Collateral in violation of any insurance policy covering the collateral or any statute, ordinance or state federal regulation. Debtor shall give Bank immediate written notice of any damage, destruction, theft, loss or the occurrence of any event which impairs the value of the Collateral.

     6. Adverse Security Interests and Liens. Except for the security interest granted hereby, Debtor is, or, to the extent that the Collateral will be acquired after the date hereof, will be, the owner of the Collateral free from any and all liens, security interests or encumbrances; Debtor shall not transfer or assign any interest in the Agreement or the Collateral; and Debtor, at Debtor's expense, will defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein. There is no financing statement now on file in any public office covering the Collateral, or intended so to be, or in which Debtor is named or signed as debtor, and Debtor will not execute and there will not be on file in any public office any financing statement or statements covering the Collateral except the financing statement to be filed in respect of and for the security interest in Bank hereby granted or provided for.

     7. Insurance. Debtor, at Debtor's sole cost, shall at all times keep the Collateral insured at the replacement value thereof against fire with extended coverage insurance and such other risks as Bank may require, in such form, for such periods and written by such companies as may be satisfactory to Bank, payable to and protecting Bank for not less than the total amount owing on all indebtedness and obligations secured hereby. All policies of insurance shall provide that Bank be the loss payee and that the proceeds shall be paid first to Bank and that Bank shall be protected against loss from any act or neglect of Debtor or third parties, and such other endorsements as Bank may from time to time request. Debtor will promptly provide Bank with evidence of such insurance. Such insurance policies shall provide for at least ten (10) days written notice to Bank prior to cancellation. Debtor hereby assigns to Bank, its successors and assigns, the proceeds of all such insurance to the extent of the unpaid balance of the indebtedness secured hereby; and appoints Bank as its attorney-in-fact to file claims under any such insurance policies, to receive, receipt and give acquittance for any payments that may be payable


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thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. Bank or its successors or assigns may cancel such insurance at any time and shall receive the return premium, if any, therefor, and may apply such return premium to the purchase of similar insurance or to the balance due on the indebtedness secured hereby at its election.

        8. Location of Collateral. The Collateral will be kept only at Debtor's place of business as indicated above in Section 1 hereof. Collateral shall not be attached to any real estate. To the extent collateral is located on premises owned by any person other than Debtor or subject to a lien, deed of trust or mortgage, Debtor will provide Bank an executed N/A (Landlord/Mortgage Lien Waiver) agreement. Debtor agrees to notify Bank in writing of any intended sale, mortgage or conveyance of the realty and to give written notice of the terms and conditions of this Agreement to any prospective purchaser, mortgagee or grantee of said realty and a copy of such notice to Bank. None of the Collateral has, within four (4) months preceding the date hereof, been located at any place other than the location(s) shown in Section 1.

        9. Records. The records concerning the Collateral will be kept at the address indicated in Section 1 hereof. Bank may inspect such records or the Collateral at any time at any address. Debtor will not remove any part of such records from said location without the prior written consent of the Bank.

        10. Financing Statement and Other Acts. Debtor will join with the Bank in executing Financing Statements, including continuations and amendments of same, pursuant to the Uniform Commercial Code in form satisfactory to Bank and will pay the cost of filing the same in all public offices wherever filing is deemed by Bank to be necessary or desirable. Debtor hereby irrevocably authorizes and appoints Bank the attorney-in-fact of Debtor to execute any and all Financing Statements, including continuations and amendments of same, which Bank deems necessary. If any applicable law requires the registration of the Collateral or the issuance of a certificate of title therefor or both, Debtor agrees to promptly comply with such law(s) and shall cause notice of the security interest of Bank to be shown on any such certificate of title and will join in executing such application for the title forms as Bank shall require.

        Upon request of the Bank, Debtor will promptly do all other acts and things, and will execute and file all other instruments deemed necessary to Bank under applicable law to establish, maintain and continue perfected the Bank's first priority security interest in the Collateral and to effectuate the intent of this Agreement and will pay all costs and expenses of filing and recording or promptly reimburse Bank therefor if such costs and expenses are incurred by Bank, including the costs of any searches

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deemed necessary by Bank to establish, determine or maintain the validity and the priority of the security interest of Bank, and pay or otherwise satisfy all other claims and charges which in the opinion of Bank might prejudice, imperil or otherwise affect the Collateral or Bank's security interest therein. A photocopy of this Agreement shall be deemed an original for purposes of filing or recording.

        11. Taxes and Assessments. Debtor will pay promptly when due all taxes, assessments and other charges levied or assessed upon the Collateral or for its use or operation or upon this Agreement or upon any or other documents evidencing the indebtedness or obligations secured hereby.

        12. Collateral Certificates and Schedules. Debtor shall furnish to Bank from time to time, upon request, written statements, certificates and schedules identifying and describing the Collateral and any additions thereto and substitutions therefor in such detail as Bank may require and certified as to accuracy by the President or Chief Executive Officer of Debtor.

        13. Collateral Disposition. Until default hereunder or receipt of contrary instructions from Bank:

                (a) Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement or with any policy of insurance thereon.

                (b) Debtor may sell the Inventory Collateral in the ordinary course of business, but not a transfer or disposition on satisfaction of debt, and Debtor may use and consume raw materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's business.

                (c) Debtor will, at its own expense, collect, as and when due, all amounts due under the Accounts Collateral, including the taking of such action with respect to such collection as Bank may reasonably request or, in the absence of such request, as Debtor may deem advisable, and may grant, in the ordinary course of business, to any party obligated on any of the Accounts Collateral, any rebate, refund or adjustment to which such party may be lawfully entitled, and may accept, in connection therewith, the lawful return of goods, the sale or lease or which shall have given rise to such Accounts Collateral. Bank may, however, at any time and at Debtor's expense, notify any parties obligated on any of the Accounts Collateral to make payment directly to Bank of any amounts due or to become due thereunder and enforce collection of any of the Accounts Collateral by suit or

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               otherwise and surrender, release or exchange all or any part thereof, or compromise, extend or renew same for any period.

     14. Undertakings by Bank. Bank may from time to time, at its sole option, and without notice to Debtor, perform any undertaking of Debtor hereunder which the Debtor shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or the interest of the Bank therein (including, without limitation, the discharge of taxes or liens of any kind against the Collateral or the procurement of insurance) and Debtor agrees to forthwith reimburse Bank, on demand, for all expenses of Bank in connection with the foregoing, together with interest thereon at a per annum rate equal to the highest rate of interest applicable to any of the indebtedness secured hereby, until reimbursed by Debtor and all amounts not so reimbursed shall be added to and become a part of the indebtedness secured hereby. Bank may, for the foregoing purposes, act in its own name or that of Debtor and may also act for the purpose of adjusting or settling any policy of insurance on the Collateral, or endorsing any draft received in connection therewith. For all of the foregoing purposes, Debtor hereby grants to any officer of Bank its power of attorney, irrevocable so long as any of the indebtedness secured hereby shall be outstanding.

     15. Warranties Correct. Debtor hereby warrants and represents that all financial statements, certificates and schedules heretofore and hereafter delivered to Bank by or on behalf of Debtor, and any statement and data submitted in writing to Bank in connection with this Agreement or any indebtedness of Debtor to Bank, are true and correct and fairly present the financial condition of Debtor for the periods involved.

     16. Identification of Collateral. Upon request of the Bank, Debtor will stamp on its records concerning the Collateral, a notation, in form satisfactory to the Bank, of the security interest of the Bank hereunder and when requested by the Bank, Debtor shall further affix to the Collateral such signs or labels as shall be satisfactory to Bank to indicate the security interest of Bank in the Collateral. Upon request of Bank at anytime, Debtor will deliver to Bank lists or copies of all Collateral promptly and will deliver to Bank, promptly upon receipt, all proceeds of Collateral received by Debtor, including proceeds of the Accounts Collateral referred to above, in the exact form in which they are received. To protect Bank's rights hereunder, Debtor will assign or endorse proceeds to Bank as Bank may request, and hereby constitutes any officer or employee of Bank its true and lawful attorney-in-fact, with full power to endorse the name of Debtor upon any invoice, freight or express bill or bill of lading relating to any such accounts, upon drafts against account debtors and assignments and verifications of accounts and notices to account debtors; upon any and every remittance or instrument of payment, including checks, drafts and money orders, and in whatever form received; and to do and perform all other acts and things


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necessary, proper and requisite to carry out the intent of this Agreement.  The power herein granted shall be deemed to be coupled with an interest and shall not be revoked by Debtor until Bank has been paid all sums due it, including all proper expenses, with interest. All such items received by Bank for the Collateral shall be deposited to the credit of Debtor in an account maintained at Bank, as security for the payment of the indebtedness. Bank may, from time to time, in its discretion, (a) apply all of the then balance, representing collected funds, in such deposit account, toward payment of all or any part of the indebtedness secured hereby, whether or not then due, in such order of application as Bank, in its sole discretion, may determine, or (b) permit
Debtor to use all or part of said account in the normal course of Debtor's business.

     17. Account Debtors. With respect to the Accounts collateral, Bank may at anytime notify account debtors that the accounts have been assigned to Bank and shall be paid to Bank. Upon request of Bank at any time, Debtor will so notify such account debtors and will indicate on all invoices to such account debtors that the accounts are payable to Bank.

     18. Accounts Collateral Warranties. The Debtor warrants and represents with respect to the Accounts Collateral that:

          (a)  All accounts are due and payable in cash not more than thirty
               (30) days from the date of the invoice evidencing the account.

          (b) The accounts are genuine in all respects and are as purported and the account debtor has the capacity to enter into the transaction.

          (c)  The accounts have not been previously assigned or encumbered.

          (d)  Debtor has full right and authority to assign them.

          (e) If arising from the sale or lease of goods, such goods have been shipped or delivered to the account debtor.

          (f) The accounts are valid, legally enforceable obligation of the account debtor thereunder and are not subject to any offset, counterclaim or other defense on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder in whole or in part.

          (g) No partial payment not shown upon the accounts have been made by anyone.

          (h)  They are enforceable according to terms.



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          (i)  They are evidenced by invoices, dated not later than the date of shipment or performance rendered to such account debtor and are not evidenced by any instrument or chattel paper.

          (j) Bank has not notified Debtor that any such account or account debtor is unsatisfactory.

     19. Default. Debtor shall be in default under this Agreement upon the occurrence of any one or more of the following events or conditions:

          (a) Failure of Debtor to pay any sum due under any indebtedness or liability secured hereby;

          (b) Breach or failure to perform by Debtor of any covenant, promise, condition, obligation or liability contained or refrred to herein, in the indebtedness secured hereby or in any other agreement to which Debtor and Bank are parties;

          (c) The making or furnishing in any manner of any representation, statement or warranty to Bank by or on behalf of Debtor in connection with this Agreement or all or any part of the indebtedness secured hereby, which representation, statement or warranty was false in any material respect when made or furnished;

          (d) Any loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral;

          (e) Any tax levy, attachment, garnishment, levy or execution or other process issued against Debtor or the Collateral;

          (f) Any suspension of payment by Debtor to any creditor or any event or occurrence which constitutes an event of default or which results in the acceleration of the maturity of any indebtedness of Debtor to others, under any indenture, agreement, undertaking or other instrument;

          (g) Merger, consolidation dissolution, termination of existence, insolvency, business failure, bankruptcy, appointment of a custodian or receiver of any part of the property of, the commencement of any bankruptcy or insolvency proceedings or any assignment for the benefit of any creditors by or against Debtor or any co-maker, accommodation maker, surety or guarantor of Debtor, or entry of any judgment against any of them, or failure of any

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               guarantor or surety of Debtor to provide Bank with financial information promptly when requested by Bank;

          (h)  Any modification or change of the name of Debtor, as set forth
               Section 1 hereof, without the express prior written consent of Bank;

          (i) Determination by Bank that a material adverse change has occurred in the financial condition of Debtor from that disclosed in the financial statement of Debtor heretofore furnished to Bank, or from the condition of Debtor or the Collateral as heretofore most recently disclosed to Bank in any manner.

     20. Remedies. Upon the occurrence of any default in this Agreement, Bank may at its option, without notice or demand, declare all indebtedness secured hereby immediately due and payable and Bank, upon the occurrence of any such default, may exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code of Missouri, then in effect. Bank may take immediate possession of the Collateral or any part, thereof wherever the same may be found, and for said purposes may, and is hereby appointed Debtor's agent and authorized by Debtor to, enter Debtor's premises for the purpose of removing, assembling or taking possession of the Collateral without liability for trespass or any other right of action by reason of taking possession of said Collateral. Whenever the Collateral is in Bank's possession, Bank may use and operate same as appropriate for the purpose of protecting Bank's interest with respect thereto. In addition, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, Bank shall have the right at its option to, do such rebuilding, repairing preparation, processing or completion of manufacturing on or off Debtor's premises, for the purpose of putting the Collateral in such saleable form as Bank shall deem appropriate. Bank may require Debtor at Debtor's expense to assemble the Collateral and make it available to Bank at a place to be designated by Bank. Debtor agrees to pay all costs of Bank in the collection of the indebtedness and enforcement of rights hereunder, including reasonable attorney's fees and legal expense of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. Any notice of any sale, lease, or other disposition, or other intended action by Bank shall be deemed reasonable if it is in writing and deposited in the United States mail at least ten (10) days in advance of the intended disposition or other intended action or, with respect to a private sale, at least ten (10) days in advance of the date after which a private sale or sales shall occur, first class postage prepaid, addressed to Debtor at the address first above set forth or to any other address of Debtor appearing on the records of Bank. Debtor waives all rights to require any marshalling of assets.

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     Bank shall also have the right to apply for and have a receiver appointed by a court of competent jurisdiction to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral, continue the operation of the business of the Debtor; and collect all revenues and profits thereof and apply the same to the payment of (i) all expenses and other charges of such receivership, including the compensation of the receiver, and (ii) the indebtedness secured hereby until a sale or other disposition of such Collateral shall be finally made and consummated.

     Bank may notify any and all parties obligated on any of the Collateral that the Collateral has been assigned to Bank and that all payments thereon are to be made directly to Bank. Bank may settle, compromise or release, on terms acceptable to Bank, in whole or in part, any amounts owing on such Collateral; sue to enforce payments and prosecute any action or proceeding with respect to the Collateral in its own name or the name of Debtor; and extend the time of payment, make allowance and adjustments, and issue credits in its own name or the name of the Debtor.

     The proceeds of any sale shall be applied in the following order: first, to pay all costs and expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise (including expenses incurred in the protection of Bank's title to or lien upon or right in any such property, expenses for legal services of any kind in connection therewith or in making any such sale or sales, insurance, commission for sale and guaranty) then to interest on all indebtedness or obligations of Debtor to Bank; then to principal thereof, whether or not such indebtedness or obligations are due or accrued. Any remaining surplus shall be paid to whomever shall be legally entitled. Application of proceeds as between particular indebtedness or obligations to Bank shall be in the absolute and sole discretion of Bank. If the proceeds of any such sales are insufficient to pay all indebtedness or obligations of Debtor with interest, Debtor shall remain liable for the deficiency.

     21. Set Off Rights. Regardless of the adequacy of any security which Bank may at any time hold hereunder or of the adequacy of any other security which Bank may obtain from Debtor in connection with any other transactions and regardless of any other rights which Bank may have herein and in addition to all rights Bank has pursuant to any agreement, instrument, guaranty, certificate, assignment, document or note or notes held by Bank to which Debtor and the Bank are parties or relating to this Agreement, any deposits or other monies due from Bank at any of its offices to Debtor shall constitute additional security for, and may be set off against, the indebtedness or obligations secured hereby even though said indebtedness or obligations may not then be due. Any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property and proceeds thereof owned by Debtor or in which Debtor has an interest, which now or hereafter

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are at any time in possession or control of Bank, or in transit by mail or carrier to or from Bank, or in the possession of any third party acting in Bank's behalf, without regard to whether Bank received the same in pledge, for safekeeping, as agent for collection or transmission, or otherwise, or whether Bank has conditionally released the same shall constitute additional security for the indebtedness and obligations of Debtor to Bank. Bank shall have the right in its sole discretion to determine which rights, security liens, security interest or remedies it shall at any time, pursue, relinquish, subordinate, modify or take any action with respect thereto, without in any way modifying or affecting any other security or any of Bank's rights hereunder.

        22. Inspection. Bank or its nominee shall have the privilege at any time, upon request, of inspecting during reasonable business hours any of the business properties or premises of the Debtor and the books and records of the Debtor relating not only to the Collateral, or the processing or collecting thereof, but also those relating to its general business affairs and financial condition. The Debtor further agrees from time to time to furnish such other reports, data and financial statements, in respect of its business and financial condition, as Bank may reasonably require.

        23.     Miscellaneous.

                (a) Bank shall not be deemed to have waived or modified any of Bank's right hereunder, by course of conduct of otherwise, or under any other writing signed by Debtor unless such waiver or modification be in writing and signed by an officer of Bank and then such waiver or modification shall be effective only for the period and under the terms and conditions as are specifically set forth therein. No delay or commission on the part of Bank in exercising any right shall operate as a waiver or modification of such right or any other right. No waiver of any default on one occasion shall operate as a waiver of any other default or of the same default on a future or different occasion. All Bank's rights and remedies, whether evidenced hereby or by any other writing, shall be cumulative and may be exercised from time to time singularly, concurrently or sucessively. If any Section or any part of any Section of this Agreement shall be construed to be illegal or invalid, such Section shall be considered separately from the remainder of this Agreement and shall have no effect on the validity or legality of the remainder of this Agreement.

                (b) If there be more than one Debtor, all undertakings, warranties, convenants and agreements made by Debtor and all rights, powers and authorities given to or conferred on Bank shall be made or given jointly

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
               and severally. When used herein, the male gender shall include the female and neuter, as the case may be and the singular shall include the plural and vice versa where appropriate.

           (c) This Agreement and all rights and liabilities hereunder and in and to any and all Collateral shall inure to the benefit of Bank and it successors and assigns, and shall be binding on Debtor and Debtor's heirs, executors, administrators, successors and assigns.

           (d) This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the law of the State of Missouri.

           (e) Debtor expressly agrees that to the extent a payment or payments to Bank, or any part thereof, are subsequently invalidated, declared to be void or voidable, set aside and are required to be repaid to a trustee, custodian, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied and any collateral given therefore including this Agreement shall be revived and continued in full force and effect as if said payment has not been made.

           (f) This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. Debtor hereby acknowledges receipt of a true, correct and complete counterpart of this Agreement.

           (g) The Bank, from time to time, without notice to Debtor, assign or transfer any or all of its interest in the indebtedness secured hereby; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such indebtedness secured hereby shall be and remain indebtedness secured hereby for the purposes of this Agreement, and each and every immediate and successive assignee or transferee of any of the indebtedness secured hereby or of any interest therein shall, to the extent of the interest of such assignee or transferee in the indebtedness secured hereby, be entitled to the benefits of this Agreement.

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
                (h) This agreement shall be construed in accordance with and governed by the internal laws of the State of Missouri without regard to its principles of conflicts of law. Whenever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement. All obligations of Debtor, and rights of the Bank shall be in addition to and not in limitation of those provided in applicable law or in other written instrument or agreement relating to any of the indebtedness or liabilities secured hereby.

                (i) At the option of the Bank, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commericial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

                (j) The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

                (k) Debtor hereby acknowledges that there are no conditions to the effectiveness of this Agreement.

                (l) If any item of Collateral hereunder also constitutes collateral granted to the Bank under any other mortgage, deed of trust, agreement or instrument, in the event of any conflict between the provisions under this Agreement and those under such other mortgage, agreement or instrument relating to such Collateral, the provision or provisions selected by the Bank shall control with respect to such Collateral.

        IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by Debtor this 19th day of May, 1994.

                                        ERZINGER EQUIPMENT, INC.

                                        By: /s/ Phil Erzinger
                                           -------------------------

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